UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC 20549

                                   FORM 8-K

                                CURRENT REPORT
    Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):   March 1, 2004
                                                    -------------

                   Campbell Strategic Allocation Fund, L.P.
                   ----------------------------------------
            (Exact name of registrant as specified in its charter)


           Delaware               000-22260                  52-1823554
           --------               ---------                  ----------
(State or other jurisdiction     (Commission                (IRS Employer
      of incorporation)          File Number)             Identification No.)


                         c/o Campbell & Company, Inc.
                             Court Towers Building
                         210 West Pennsylvania Avenue
                            Towson, Maryland 21204
                                (410) 296-3301
                                --------------
                   (Address of principal executive offices)


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Item 5. Other Events

     On March 1, 2004, Campbell & Company, Inc., the General Partner of Campbell Strategic Allocation Fund, L.P. (the "Fund") sent a letter to investors in the Fund describing the challenges relating to investment capacity presently faced by the Fund due to the growth in assets under management of its commodity trading advisor, Campbell & Company, Inc.

     A copy of that letter is furnished as Exhibit 99.1 to this report and is incorporated by reference herein.


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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        CAMPBELL STRATEGIC
                                        ALLOCATION FUND, L.P.
                                        By:  Campbell & Company, Inc.
                                             General Partner

                                        By:  /s/  Theresa D. Becks
                                             ---------------------
                                        Theresa D. Becks
                                        Chief Financial Officer, Secretary and
                                        Treasurer

April 2, 2004


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INDEX TO EXHIBITS

Exhibit Number    Description
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99.1              Letter to Investors dated March 1, 2004